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                  SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

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                               Form 8-K
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                            CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF
                  THE SECURITIES EXCHANGE ACT OF 1934

  Date of Report (Date of earliest event reported): June 21, 2005

                        GIANT INDUSTRIES, INC.
      (Exact name of registrant as specified in its charter)


         Delaware                 1-10398             86-0642718
(State of jurisdiction of    (Commission File)      (IRS Employer
      incorporation)              Number)         Identification No.


     23733 North Scottsdale Road
          Scottsdale, Arizona                         85255
(Address of principal executive offices)            (Zip Code)


           Registrant's telephone number, including area code
                            (480) 585-8888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On June 21, 2005, Giant Pipeline Company ("GPC"), a wholly-owned subsidiary of Giant Industries, Inc. ("Giant"), signed a Purchase and Sale Agreement (the "Agreement") with Texas-New Mexico Pipe Line Company ("TNM"). Pursuant to the Agreement, GPC will acquire TNM's idle crude oil pipeline running between Jal, New Mexico and Bisti, New Mexico for $9,000,000. The closing of the transaction is subject to, among other things, the approval of the boards of directors of GPC and Giant and other closing conditions. Under certain circumstances, the terms of the Agreement may be adjusted in the event that GPC is unable to put the pipeline into service.

     On June 23, 2005, Giant issued a press release with respect to the Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


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                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                        By: /s/ MARK B. COX
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                           Mark B. Cox
                           Executive Vice President and Chief
                           Financial Officer (Principal Financial Officer)

Date: June 23, 2005


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                       INDEX TO EXHIBITS


Exhibit
Number        Description
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  99.1        Press Release of Giant Industries, Inc. dated June 23, 2005